PEOPLES ENERGY

Forward-Looking Information

Strategic Overview

Strategic Positioning

- Consistent message and strategy
- Core utility focus
- Disciplined, patient diversified growth
- Active operating role in diversified businesses
- Strong balance sheet and cash flow
- Attractive dividend

Business Units


Oil and Gas Production
Midstream Services
Retail Energy Services
Power Generation
Gas Distribution

5 Year Financial Performance

Fiscal Year


Earnings & Dividends Per Share
$3.25
$2.50
$1.75
$1.00
$0.25
$2.25
$2.52
$2.34
$2.74
$2.51
$2.85-$2.95
1998
1999
2000
2001
2002
2003E
Dividends per share

- 5% EPS growth
- 2% dividend growth
- 11.3% average return on year-end equity

5 Year Financial Performance

*Fiscal Year (*before special items - Non-GAAP)*


Earnings & Dividends Per Share
$3.25
$2.50
$1.75
$1.00
$0.25
$3.15*
$2.80*
$2.61*
1998
1999
2000
2001
2002
2003E
GAAP
Non-GAAP
Dividends per share

- 5% EPS growth
- 2% dividend growth
- 11.3% average return on year-end equity

Diversified Energy Portfolio - Operating Results

Fiscal Year (excludes Corporate and Other)


Millions
$60
$40
$20
$0
1998
1999
2000
2001
2002
2003E

- Expected to deliver $50-55MM in FY 2003 operating income
- FY 2002 and FY 2003 reflect $16.5MM cost impact of project financing
- $400MM of capital and equity investments

Successfully growing diversified energy businesses

Business Mix

Operating Income
FY 2003E*


25%
75%
Diversified Businesses
Gas Distribution

Capital & Equity Investments
at 3/31/03


20%
80%
Diversified Businesses
Gas Distribution

*Includes allocation of Corporate and Other

Financial Objectives and Strategy

Financial Objectives	Strategy

Financial Objectives

- 5% long-term earnings growth
- Strong balance sheet
- Solid and growing dividend

Strategy

- Enhance and build core gas distribution business
- Build related energy businesses to enhance growth
  - Leverage regional presence and assets
  - Grow value added oil and gas business
- Manage risk

Consistent long-term strategy

Business Units


Oil and Gas Production
Midstream Services
Retail Energy Services
Power Generation
Gas Distribution

Gas Distribution


North Shore Gas Service Territory
Lake Michigan
Peoples Gas Service Territory

- Solid and consistent returns on invested capital
- Strong and predictable cash flows
- Moderate and predictable capital requirements
- Valuable assets
  - Multiple pipeline interconnects
  - 37 BCF system storage
  - 2 BCF/d transmission pipeline
- 1MM customers in thriving Chicago metropolitan market

Gas Distribution - Strategy


PEOPLES ENERGY

- Reduce costs / improve efficiencies
- Manage key risks
- Develop new revenue sources
- Maintain constructive regulatory relations

Gas Distribution - Improving Efficiency

PEOPLES ENERGY

Manage Risk and Deliver Results

Employees



2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
1998
1999
2000
2001
2002
2003E
Fiscal Year End

Capital Spending (Millions)



$150
$125
$100
$75
$50
1998
1999
2000
2001
2002
2003E
Fiscal Year

Gas Distribution - Risk Management

- Utility gas supply hedging program
  - More than $150MM in customer savings this fiscal year
- Weather insurance
  - $17MM in recoveries since FY 2000
  - Current policy in effect through FY 2004
- Collection initiatives
  - Accelerating collection process
  - Credit agency reporting

Gas Distribution - New Revenue Sources

- Increase contribution from new gas load attachments
  - Cogeneration
  - New construction
  - Encourage new gas-fired technologies and equipment
- Increase contribution from new non-throughput related products and services

Gas Distribution - Regulatory Environment

- No rate case requirement, no annual review
  - Allowed ROE - (11.1% PGL, 11.3% NS)
  - No rate case since 1995
- Complete gas unbundling approved
  - No loss of margin
- Recovery of environmental costs
- Timely gas cost recovery via Purchased Gas Adjustment
  - Annual reconciliation proceedings
  - FY2001 case ongoing

Gas Distribution - Operating Income


Millions
$250
$200
$150
$100
$50
$0
1998
1999
2000
2001
2002
2003E

Per cent colder (warmer) than normal	(15%)	(14%)	(14%)	4%	(12%)	3%

FY 2003 Outlook

Colder weather, ongoing cost management focus offsetting lower pension credits

Consistent and stable earnings and cash flow

Business Units


Oil and Gas Production
Midstream Services
Retail Energy Services
Power Generation
Gas Distribution

Midstream Services

PGL Chicago Hub


NGPL
PERC NGL Peaking
Guardian
Alliance
Northern Border
Mahomet Pipeline
NICOR
ANR
Midwestern
Trunkline

- Optimizes existing gas infrastructure
- Exploits strategic Midwest location
- Minimal capital requirements
- Significant growth potential

Midstream Services - Strategy



- Continue strong hub performance
- Pursue supply management opportunities
- Expand asset-backed services to adjacent markets
- Optimize value of NGL peaking system
- No speculative trading

Midstream Services - Operating Income

PEOPLES ENERGY

Manage Risk and Deliver Results

Millions



$20
$15
$10
$5
$0
10% Annual Growth Rate
1998
1999
2000
2001
2002
2003E

FY 2003 Outlook

Consistent hub performance, expanding wholesale marketing and asset management services

Retail Energy Services


Peoples Gas
NorthShore Gas
Nicor

- Platform for growth as unbundled markets develop
- Capitalizes on Peoples Energy brand
- Large market potential
- Successful business model

Retail Energy Services - Strategy



- Primarily target C&I gas and electric customers
- Northern Illinois focus
- Concentration on margin and profitability, before market share
- Expand regional opportunities

Retail Energy Services - Operating Income (Loss)

PEOPLES ENERGY

Manage Risk and Deliver Results



Millions
$5
$0
-$5
-$10
1998
1999
2000
2001
2002
2003E

FY 2003 Outlook

Profitable customer additions and continued emphasis on cost management fueling growth

Power Generation



- Long-term need for new generation capacity
- Business model reduces risk
- Experienced development / management team
- Optimizes utility assets and Midwest presence

Power Generation - Strategy



- Off-take contracts precede capital commitment
- Leverage Midwest presence where possible
- Patient, disciplined approach to growth
- Partner with major industry players

Power Generation - Development

- Successfully developed two plants in Illinois
  - Elwood / 1,400 MW peaker (50% ownership)
  - SCEP / 350 MW peaker (30% ownership)
- WECC Development
  - Valencia Energy Facility / 140 MW - FY 2004
  - COB Energy Facility / 580 MW - FY 2005-2006

Power Generation - Operating Income


Millions
$25
$20
$15
$10
$5
$0
1998
1999
2000
2001
2002*
2003E*

__FY 2003 Outlook__

Full year of SCEP offsetting FY 2002 site development gain

*FY 2002 & 2003 reflect $16.5MM cost impact of project financing

Business Units


Oil and Gas Production
Midstream Services
Retail Energy Services
Power Generation
Gas Distribution

Oil and Gas Production



- Positive long-term fundamentals for natural gas
- Value added growth vehicle
- Natural hedge to gas distribution business

Oil and Gas Production – Strategy



- Acquire proven reserves with upside potential
- Build inventory of drilling opportunities
- Actively manage operations versus passive investing
- Hedging commodity price risk

Oil & Gas Production

Proved Reserves


BCFE
180
150
120
90
60
30
0
1998
1999
2000
2001
2002
1st Half 2003E
Operated
Non-Operated

Average Daily Production


MMCFED
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
1st Half 2003
Operated
Non-Operated

Strong growth in reserves and production

Oil & Gas Production - Acquisitions


Houston
PEP Existing Properties
FY 2003 Acquisitions

- FY 2001 – Alvarado Field
  - 300% production increase
- FY 2002 – East White Point Field
  - 280% production increase
- FY 2003
  - Magnum Hunter Assets
    - $33MM
    - 11 MMCFED net production
    - 5 fields (4 operated)
  - Corpus Christi West Field
    - $9MM
    - 2.2 MMCFED net production
    - Increases ownership
    - Assumption of operations

Oil and Gas Production – Drilling Success

PEOPLES ENERGY
Manage Risk and Deliver Results

Fiscal Year

	2001	2002	1st Half 2003	2nd Half 2003E
Wells Drilled	27	23	20	18-22
Success Rate	89%	91%	90%	
Reserves Added (BCFE)	9	15	7-10	
Reserves Developed (BCFE)	14	21	16-19	
Capital ($MM)	$24	$32	$19	$18-22

Oil & Gas Production – Operating Income (Loss)

PEOPLES ENERGY
Manage Risk and Deliver Results



Millions
$35
$30
$25
$20
$15
$10
$5
$0
-$5
1998
1999
2000
2001
2002
2003E
Operating Income
Equity Investment Income

FY 2003 Outlook

Higher gas prices, successful drilling program and acquisitions driving improvement

Summary

- Gas Distribution our primary business
- Successful expansion into related energy businesses to enhance growth
- Consistent track record of earnings and dividend growth
- Conservative, low-risk approach in all businesses

Financial Update

Fiscal Year-To-Date Results ($MM)

PEOPLES ENERGY

Manage Risk and Deliver Results

	Six Months Ended March 31,	
	2003	2002
Operating Income		
Gas Distribution	$158.5	$163.5
Diversified Energy Businesses	26.3	11.8
Corporate	(9.9)	(15.4)
Total Operating Income	174.9	159.9
Interest Expense	(25.4)	(30.0)
Net Income	$94.5	$86.0
EPS - Fully Diluted	$2.64	$2.42

FY 2003 Outlook

PEOPLES ENERGY
Manage Risk and Deliver Results

	Earnings Per Share
FY 2002 EPS	$2.51
FY 02 bad debt expense - special charge	.29
	$2.80
Key changes:	
Lower pension credits	(.35-.40)
Section 29 tax credits	(.08-.10)
Non-recurring items	(.20)
Weather, net of insurance	.30-.35
Bad debt expense	(.20-.25)
Oil & Gas Operations	.30-.35
Other operations	.15-.20
Interest Expense	.08-.10
Other - net	.05-.10
Current guidance (4/25/03)	$2.85-$2.95

Gas Distribution - Collection of Accounts Receivable

PEOPLES ENERGY

Manage Risk and Deliver Results

A/R Balance, net (Millions)


$700
$600
$500
$400
$300
$200
$100
$0
Sept '98
Sept '99
Sept '00
Sept '01
Sept '02
March '03
Actual

Gas Distribution - Pension Benefit Cost ($MM)

Fiscal Year

	2001	2002	2003E	2004E
Key Assumptions				
Discount Rate	8.25%	8.00%	7.50%	6.50-7.00%
Return on Assets	9.00%	9.00%	9.00%	9.00%
Net Pension expense	$(45.0)	$(23.2)	$(1.0-2.0)	$6.0-11.0
Surplus	$180.2	$74.9	n/a	n/a
Cash contribution	$0	$0	$0	$0

Oil & Gas Production - Hedge Position (Gas)

	Volume Hedged (MMBTU)	Wtd. Avg. Prices ($/MMBTU)
Remaining FY 2003 (Apr.-Sept.) (1)		
Swaps (55%)	5,082	$3.49
Collars (45%)	4,148	$3.66 - $4.68
	9,230 (3)	$3.57 - $4.03
FY2004 (2)		
Swaps (60%)	9,148	$3.56
Collars (40%)	6,223	$3.71 - $5.79
	15,371 (4)	$3.62 - $4.47

(1) As of March 31, 2003

(2) As of April 30, 2003

(3) 70+% of expected production

(4) Approximately 60% assuming 10% growth in production

Financial Overview - Capital Spending

Fiscal Year

Millions


$400
$300
$200
$100
$0
1998
1999
2000
2001
2002
2003E
Other
Oil & Gas
Power Generation
Gas Distribution

Financing Update

- Refinancing up to $345MM of debt at PGL/NS in 2003
  - Take advantage of low interest rate environment
  - Reduce interest rate risk
- Continuous Equity Program
  - Authority to issue 1.5MM shares
  - 426,000 shares issued through 4/30/03
- Successfully renewed PEC bank lines

Financial Overview - Capital Structure

Fiscal Year End


Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
42%
58%
46%
54%
56%
44%
61%
39%
54%
46%
50%-55%
45%-50%
1998
1999
2000
2001
2002
2003E
Total Debt
Common Stockholders' Equity

ROE	11%	12%	11%	12%	11%	12%

Financial Recap

- EPS exceeding expectations
- Outstanding first half from diversified businesses
- Balance sheet and credit ratios continue to improve
- Solid strategic and financial positioning heading into 2004

“Manage Risk and Deliver Results”
Q&A

PEOPLES ENERGY

Appendix

"Manage Risk and Deliver Results"

Asset-Based Energy Businesses


Chicago
SCEP
Elwood
Manlove

- 6,000 mile gas distribution system
- Manlove storage complex
- 2 BCF/d transmission pipeline
- 1,400 MW Elwood peaking facility (50% ownership)
- 350 MW SCEP peaking facility (30% ownership)
- 200,000 MMBTU/d NGL peaking facility
- 135 BCFE of proved oil and gas reserves as of 9/30/02

Peoples' Senior Leadership Team





Don Field
Gas Distribution



Bill Morrow
Power Generation
Midstream Services
Retail Energy Services



Steve Nance
Oil & Gas Production



Tom Nardi
Chief Financial Officer

Gas Distribution - At a Glance


North Shore Gas
Service
Territory
Lake Michigan
Peoples Gas
Service
Territory

- Interconnected to 7 pipelines
- One million customers
- 29 BCF of storage
- 2 BCF per day transmission pipeline
- 6,000 miles of gas mains
- 2,340 employees
- Union contracts expire May and July 2005
- Favorable regulatory environment

Premium Midwestern location and marketplace

Midstream Services - At a Glance


PGL Chicago Hub
NGPL
NICOR
PERC NGL Peaking
Guardian
Alliance
Northern Border
ANR
Midwestern
Mahomet Pipeline
Trunkline

- Hub Services
  - 8 BCF of Storage
  - 2 BCF/d Pipeline
  - 7 Pipeline Interconnects
- PERC NGL Peaking Plant
- Wholesale marketing and asset-based services
- Contractual Assets
  - 250,000 Dth/d pipeline transportation
  - 4 BCF Storage

Retail Energy Services - At a Glance


Peoples Gas
NorthShore Gas
Nicor

- Focused regionally within Illinois
- Leveraging Peoples' brand for reliable and reputable service
- Gas & electric customers (at 9/30/02) — 11,400
- Gas & electric volumes (twelve months ended 9/30/02) — 36 BCF and 854,000 MWH
- 53 employees

Power Generation - At a Glance

PEOPLES ENERGY

Manage Risk and Deliver Results


Elwood

The Elwood Plant
- At 1,400MW, one of the largest peaking facilities in the U.S. - 50 / 50 venture between Peoples and Dominion - Mitigated fuel price and offtake risk through long-term contracts with Exelon & Aquila (exp. 2012 & 2017) - Successful non-recourse financing - Leveraged site development - Midstream business provides fuel management


SCEP

Southeast Chicago Energy Plant
- Achieved commercial operation in July 2002 - 350MW gas-fired peaking facility - Peoples is a 30% JV partner with Exelon - Exelon is power offtake customer under a 20-yr agreement - Leveraged site development - Midstream business provides fuel management

Power Generation - Growth Opportunities


Valencia Energy Facility


COB Energy Facility

Opportunities
• 2 sites in development • Investment limited to permitting process, options on land and water, etc. • Valencia Energy Facility near Albuquerque, NM is strategically located in a load pocket, has received all major permits. Long-term PPA negotiations underway. • COB Energy Facility in Klamath Falls, OR is strategically located at the COB Trading Hub with access to California markets.

Oil & Gas Production – At a Glance

PEOPLES ENERGY

Manage Risk and Deliver Results

As of Sept. 30, 2002



Rockies – Non Operated
Production 2%
Reserves 1%
San Juan Basin – Non Operated
Production 24%
Reserves 23%
Arkoma Basin – Non Operated
Production 7%
Reserves 10%
Onshore South Texas – Operated
Production 48%
Reserves 43%
Onshore TX & LA Gulf Coast – Oper./Non Oper.
Production 19%
Reserves 23%
Core Areas
Target Areas

Oil & Gas Production - Acquisitions

PEOPLES ENERGY

Manage Risk and Deliver Results



Houston
PEP Existing Properties
Alvarado Field

FY 2001 - Alvarado Field

- Acquired April 2001
  - $120MM
  - Proved reserves – 68 BCFE
  - 20 MMCFED gross production rate (12.6 net)
  - 34 potential locations
  - $45MM additional capital expected

Oil & Gas Production – Alvarado Field Update

PEOPLES ENERGY

Manage Risk and Deliver Results


Previous Field Limits
Current Field Limits
STARR

- Drilled 32 wells
- 94% drilling success rate
- $43MM additional capital spent
- Increased daily production 300% to 60 MMCFED gross (38 net)
- Extended and deepened field limits
- Produced 19.3 BCFE net
- 6 - 12 additional locations
- Excellent potential for future exploitation

Oil & Gas Production - Acquisitions


Houston
PEP Existing Properties
East White Point Field

- FY 2001 - Alvarado Field
- FY 2002 - East White Point
  - Acquired April 2002
    - $10.5MM
    - 1.8 MMCFED net production rate
  - Current Status
    - Completed 2 successful recompletions/workovers
    - Drilled 1 successful well
    - 1 well currently drilling
    - 2 additional wells planned in 2003
    - 5.0 MMCFED net current rate (280% increase)

Gas Distribution - Aging of Accounts Receivable

PEOPLES ENERGY

Manage Risk and Deliver Results

	March 2003	Sept. 2002	March 2002
Current	$286	$62	$166
30-89 Day	100	23	64
90-149 Day	26	20	23
150 Day	28	60	69
Accounts Receivable	$440	$165	$322
Reserve Balance	$26	$32	$28
Reserve to AR Ratio	5.9%	19.4%	8.7%
Reserve to 90 Day +	48.1%	40.0%	30.4%

PEOPLES ENERGY

Credit Ratings

Manage Risk and Deliver Results

	Peoples Energy	Peoples Gas/ North Shore Gas
Moody's		
Senior Secured Debt	n.a.	Aa3
Senior Unsecured Debt	A3	n.a.
Commercial Paper	P-2	P-1
Ratings Outlook	Negative	Negative
Standard & Poor's		
Corporate Credit Rating	A-	A-
Senior Secured Debt	n.a.	A-
Senior Unsecured Debt	BBB+	n.a.
Commercial Paper	A-2	A-2
Ratings Outlook	Stable	Stable
Fitch		
Senior Secured Debt	n.a.	AA
Senior Unsecured Debt	A+	n.a.
Commercial Paper	F1	F1+
Ratings Outlook	Negative	Negative